# SYNAGRO

*A Residuals Management Company*

Lehman Brothers

Environmental and Industrial Services Conference

April 10, 2002

April 10, 2002 Lehman Brothers Environmental and Industrial Services Conference

# Today's Speakers

Lehman Brothers Conference 2 SYNAGRO A Residuals Management Company

Today's Speakers Business Overview and Growth Opportunities Ross M. Patten, Chairman and CEO Financial Review J. Paul Withrow, Chief Financial Officer

Safe-Harbor Language

 Statements made during the course of this presentation that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results could differ materially from those projected in such forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. Copies of these documents may be obtained by contacting the Company or the SEC. Shareholders, potential investors and others are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this conference and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

# *Business Overview*

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SYNAGRO
A Residuals Management Company

Business Overview

Company Overview

Synagro Technologies is the only national company focused exclusively on wastewater residuals management
Founded in 1986, the current management team and strategic direction were established in Q1 1998
13% beneficially owned by Management
2001 Revenue of $260 million and Adjusted EBITDA of $61 million

Investment Highlights

Stable recession resistant business
Necessary municipal and industrial service
Substantially all revenue from municipal wastewater utilities
Large target market
$12 billion growing annually at 4-5%
National, full service industry leader
Over 1,000 customers in 35 states and Washington, D.C.
Highly predictable and recurring revenue stream
More than 80% of revenue under long term contract
Contracted revenue backlog over $1.8 billion (approximately 7 years of revenue)
Contract retention rate of approximately 90% in 2001

# Services and Operations

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SYNAGRO
A Residuals Management Company

Services and Operations

Land Application
Drying & Pelletization
Dewatering & Facility Cleanout Services
Composting
Product Marketing
Incineration
Regulatory Reporting and Compliance
Design / Build / Operate
Facility Operations

# 2001 Revenue Quality

## Revenue by Customer Type

Other Wastewater Generators 2%
Product Sales 3%
Industrial Wastewater Generators 11%
Municipal Wastewater Generators 84%

## Revenue by Service Offering

Design / Build / Operate 2%
Composting 3%
Product Sales 3%
Incineration 10%
Dewatering & Cleanout Service 15%
Land Application 50%
Drying & Pelletizing 17%

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SYNAGRO
A Residuals Management Company

Revenue by Customer Type 2001 Revenue Quality Revenue by Service Offering

Largest in Scale

Baltimore, MD
Burlington County, NJ
Charlotte, NC
Chicago, IL
Dayton, OH
Houston, TX
New York City, NY
Orange County, CA
Passaic Valley, NJ
Philadelphia, PA
Phoenix, AZ
San Antonio, TX
San Francisco, CA
Tucson, AZ
Washington, D.C.
Winston-Salem, NC

Synagro has a national footprint that provides geographic diversification, and enables it to pursue new business opportunities in every significant market in the U.S.

Largest customer accounts for 14% of revenue
10 largest contracts represent 34% of revenue, with an average remaining life of 11 years including renewal options

35 States
900 Employees

# U.S. Organic Wastewater Residuals Market

(figures in dry tons)

$12 billion market

Total Annual Production:
86.5 million tons

Food & Beverage
13.8 million tons
Pulp & Paper Residuals
1.6 million tons
Municipal
Wastewater
Residuals
7.1 million tons
16%
2%
8%
74%
Livestock Residuals *
64 million tons

* EPA CAFO regulations in development

Potential Customers
16,000 Municipal facilities
13,000 Industrial facilities

*Source: EPA*

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SYNAGRO
A Residuals Management Company

U.S. Organic Wastewater Residuals Market

Pulp & Paper Residuals
1.6 million tons

Food & Beverage
13.8 million tons

Livestock Residuals *
64 million tons

Municipal Wastewater Residuals
7.1 million tons

(figures in dry tons)

Total Annual Production:
86.5 million tons

16%

74%

8%

2%

$12 billion market

Source: EPA

Potential Customers
16,000 Municipal facilities
13,000 Industrial facilities

* EPA CAFO regulations
in development

# Chino Dairy Preserve

60
71
15
1 million annual dry tons generated
350,000 Cows
2 million tons of stockpiled manure
A 36 square mile area
Salts & Nutrients
Water Supply
Santa Ana River
Prado Basin
Orange County
91

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SYNAGRO

Chino Dairy Preserve

60

15

Santa Ana River

Orange
County

2 million tons
of stockpiled
manure

350,000
Cows

Prado
Basin

91

71

A 36 square mile area

Salts & Nutrients

Water Supply

1 million annual dry tons generated

# INLAND EMPIRE UTILITIES AGENCY
# MANURE DIGESTION FACILITY

Biofilter
Filtrate Storage
Dry Manure
Unloading/Storage
Liquid Manure
Unloading
Heat/Mix
Tank 1
Liquid Manure
Unloading
Heat/Mix
Tank 2
Anaerobic Dairy Digester
(Underground)
Digester
Effluent
(Underground)
Gas Collection
Screw Press
Centrifuge
Cake Loading
Switch Box
Windrow
Composting
Brine Discharge
Gas
Condenser
Gas
Scrubber
Gas
Dryer
Flare
Desalter
Microturbines
Electricity Generation

INLAND EMPIRE UTILITIES AGENCY
MANURE DIGESTION FACILITY

Electricity Generation

Heat/Mix
Tank 1

Heat/Mix
Tank 2

Dry Manure
Unloading/Storage

Liquid Manure
Unloading

Liquid Manure
Unloading

Cake Loading

Screw Press

Centrifuge

Biofilter

Anaerobic Dairy Digester
(Underground)

Heat
Exchanger

Filtrate Storage

Gas
Dryer

Digester
Effluent
(Underground)

Gas
Scrubber

Gas
Condenser

Flare

Brine Discharge

Desalter

Microturbines

Windrow
Composting

Gas Collection

Switch Box

Business Strategy

Strengthen our position as the largest provider of integrated services in the wastewater residuals industry and to continuously improve our margins

Water Utility Plant Picture

Synagro Truck Picture

Farm Picture

Develop relationships with wastewater generators who currently perform services in-house
Continue to educate existing customer base and expand services provided

Actively work to improve margins by increasing revenue while leveraging operating infrastructure in the field and corporate overhead

Selectively seek strategic acquisitions that would profitably expand service offerings and increase geographic coverage or customer base

Organic Growth

Margin Enhancement

Acquisitions

# *Financial Review*

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SYNAGRO
A Residuals Management Company

Financial Review

# Annual Revenue and EBITDA

*($ in millions)*

$300
$250
$200
$150
$100
$50
$0
Revenue / EBITDA
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
EBITDA Margin
$260.1
23.3%
22.4%
$163.1
18.3%
10.4%
$56.5
$33.6
$3.5
$10.3
$36.5
$60.6
1998
1999
2000
2001
Adjusted EBITDA
Revenue
EBITDA Margin

Note: EBITDA is adjusted for one time items

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SYNAGRO
A Residuals Management Company

Annual Revenue and EBITDA ($ in millions) Note: EBITDA is adjusted for one time items Note: EBITDA is adjusted for one time items

# Revenue Backlog Over Time

($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$193
$167
$156
$141
$1,154
2002
2003
2004
2005
> 2006

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SYNAGRO

Revenue Backlog Over Time Backlog of $1.8 billion provides good visibility to future revenue ($ in millions)

# Strong Free Cash Flow

| ($ in millions) | Pro Forma 2001 |
| --- | --- |
| Adjusted EBITDA | $60.6 |
| Cash Interest Expense | (26.0) |
| Cash Taxes | (0.3) |
| Capital Expenditures | (13.3) |
| Change in Working Capital | (1.3) |
| **Free Cash Flow** | **$19.7** |

Note: Excludes one time items; includes impact of the notes offering and new credit facility.

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SYNAGRO
A Residuals Management Company

Strong Free Cash Flow

Modest capital expenditure requirements
Minimal cash taxes due to significant tax depreciation for facility operations, tax deductible goodwill and NOL carryforwards
$32 million in debt repayments have been made since the Bio Gro acquisition in August 2000

# Pro Forma Capitalization

($ in millions)

| | Pro Forma 12/31/01 |
|---|---|
| Cash and cash equivalents | $3.5 |
| | |
| Existing credit facility | $0.0 |
| New credit facility | 70.8 |
| 9.5% Senior subordinated notes due 2009 | 150.0 |
| Non-recourse project debt | 42.9 |
| Other debt | 0.0 |
| Total Debt | 263.7 |
| Convertible Preferred Stock | 70.4 |
| Common Equity | 57.5 |
| Total Stockholders' Equity | 128.0 |
| Total Book Capitalization | $391.7 |

Note: Pro Forma for the notes offering and new credit facility.

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SYNAGRO
A Residuals Management Company

Pro Forma Capitalization ($ in millions)

# 2002 Financial Goals

($ in millions except per share amounts)

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SYNAGRO

A Residuals Management Company

2002 Financial Goals ($ in millions except per share amounts) Revenue $273 EBITDA $64 Capital Expenditures $14 Net Income $17 EPS $0.33

Investment Highlights

Stable recession resistant business
Necessary municipal and industrial service
Substantially all revenue from municipal wastewater utilities
Large target market
$12 billion growing annually at 4-5%
National, full service industry leader
Over 1,000 customers in 35 states and Washington, D.C.
Highly predictable and recurring revenue stream
More than 80% of revenue under long term contract
Contracted revenue backlog over $1.8 billion (approximately 7 years of revenue)
Contract retention rate of approximately 90% in 2001